SECURITY AGREEMENT -- STOCK PLEDGE

                  This SECURITY AGREEMENT -- STOCK PLEDGE, dated as of March 30, 2000, is entered into by and among BANK OF AMERICA, N.A. ("Agent") as agent for Lenders (as defined in the Loan and Security Agreement) and EFTC CORPORATION, a Colorado corporation ("Pledgor"), in light of the following:

         R E C I T A L S

                  WHEREAS, Pledgor and RM ELECTRONICS, INC., a New Hampshire corporation (doing business as Personal Electronics) ("PEI", and collectively with Pledgor, "Borrowers"), Agent and certain other financial institutions signatory thereto ("Lenders") are currently entering into that certain Loan and Security Agreement, of even date herewith (as amended, supplemented, or otherwise modified from time to time, the "Loan and Security Agreement");

                  WHEREAS, Pledgor is the record and beneficial owner of certain securities identified on Schedule A attached hereto issued by each corporation listed on such Schedule (each a "Corporation"), which Pledgor is willing to pledge to Agent for the ratable benefit of Lenders as further security for Pledgor 's obligations under the Loan and Security Agreement and the other Loan Documents;

                  WHEREAS, pursuant to the terms of the Loan Agreement, Pledgor and Agent are entering into this Agreement as additional security for the Obligations.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

         A G R E E M E N T

         1.       DEFINITIONS AND CONSTRUCTION.

                  1.1 Definitions. All initially capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Loan and Security Agreement. In addition, the following terms shall have the following meanings:

                           "Agreement" means this Security Agreement--Stock
Pledge, any concurrent or subsequent exhibits or schedules hereto, and any extensions, supplements, amendments, or modifications to or in connection with this Security Agreement--Stock Pledge, or to any such schedules or exhibits.

                           "Bankruptcy Code" means the Bankruptcy Reform Act of
1978 (11 U.S.C.

Sections 101-1330), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith.


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                           "Code" means the California Uniform Commercial Code,
as amended and supplemented from time to time, any successor statute.

                           "Collateral" means all of the following:

                           (a)      100% of the presently existing and hereafter
arising issued and outstanding shares of capital stock of each of the Corporations owned by Pledgor and listed on Schedule A (collectively, the "Shares") and the certificates representing the Shares;

                           (b)      100% of Pledgor's presently existing and
hereafter arising stock subscription warrants, stock options, or other rights to purchase capital stock and all rights represented thereby of each Corporation (collectively, the "Options"); and

                           (c)      The proceeds of all of the foregoing,
including, without limitation, any and all dividends, cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any of the Shares or the Options (collectively, the "Proceeds").

                           "Event of Default" means an Event of Default under
the Loan and Security
Agreement.

                           "Obligations" means all Obligations under the Loan
and Security Agreement and all of the present and future obligations of Pledgor hereunder.

                           "'33 Act" means the Securities Act of 1933, as
amended and supplemented from time to time, and any successor statute, and any and all rules promulgated in connection therewith.

                  1.2 Construction. Unless the context of this Agreement clearly requires otherwise: (a) references to the plural include the singular and references to the singular include the plural; (b) references to any gender include the other gender; (c) the terms "include" and "including" are not limiting; and (d) the term "or" has the inclusive meaning represented by the phrase "and/or." The terms "hereof," "herein," "hereby," and "hereunder," and other similar terms in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. References in this Agreement to any "determination," or any matter being "determined," by Agent or any Lender include good faith estimates (in the case of quantitative determinations), and good faith beliefs (in the case of qualitative determinations) by Agent or such Lender and mean that any such determination so made shall be conclusive absent manifest error. Unless otherwise specified, section and subsection references are to this Agreement. Any reference to any statute, law, or regulation shall include all amendments thereto and revisions thereof. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

         2.       PLEDGE.


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                  As security for the prompt and complete payment and
performance of the Obligations, Pledgor hereby delivers, pledges, and grants to Agent for the ratable benefit of Lenders a continuing security interest in all of Pledgor's now-owned or hereafter-acquired right, title, and interest in and to the Collateral.

         3.       DELIVERY OF COLLATERAL; FURTHER ASSURANCES.

                  3.1 Delivery. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by Agent on behalf of the Lenders pursuant hereto and shall be in suitable form for transfer by delivery and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank and undated, all in form and substance satisfactory to Agent.

                  3.2 Uncertificated Securities. In the event that the securities that comprise the Collateral are uncertificated or in book entry form, then Pledgor shall (a) take such actions as may be required to cause each Corporation (i) to reflect Agent as the registered owner of such Collateral and
(ii) to otherwise take such actions as the Agent may require for the Agent's security interest therein to be perfected by giving the Agent "control" of the Shares pursuant to Section 8106 of the UCC and (b) upon request of Agent, provide Agent with an opinion of counsel reasonably satisfactory to the Agent, to the effect that Agent has a perfected security interest in the Collateral and such other opinions as Agent may reasonably require, in form and substance reasonably satisfactory to Agent.

                  3.3 Registration. Agent shall have the right, at any time after an Event of Default shall have occurred and be continuing, to transfer to or to register in the name of Agent or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 5.1.

                  3.4 Further Assurances. Pledgor agrees that it will cooperate with Agent, upon request of Agent, and shall execute and deliver, or cause to be executed and delivered, to Agent, all stock powers, proxies, applications, agreements, assignments, financing statements, instruments, and other documents, and shall take all further action, at the expense of Pledgor, from time to time reasonably requested by Agent, in order to maintain a continuing, first-priority, perfected security interest in the Collateral in favor of Agent, and to enable Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral, and Pledgor agrees that it shall execute and deliver to Agent at Agent's request any further applications, agreements, documents and instruments, and shall perform any and all acts deemed necessary by Agent, to carry into effect the terms, conditions, and provisions of this Agreement and the transactions connected herewith.

         4.       AGENT'S DUTIES.

                  The powers conferred on the Agent hereunder are solely to protect the interest of Agent and Lenders in the Collateral and shall not impose any duty upon Agent to exercise any such powers. Agent shall not have any duties with respect to the Collateral other than the duty to use reasonable care if the Collateral is in its possession and to account for moneys actually received by it hereunder. In accordance with Section 9207 of the Code, Agent shall be deemed to have used


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reasonable care if it observes substantially the same standard of care with respect to the custody or preservation of the Collateral as it observes with respect to similar assets owned by Agent. Without limiting the generality of the foregoing, Agent shall be under no obligation to take any steps to preserve rights in the Collateral against any other parties, to sell the same if it threatens to decline in value, or to ascertain or to exercise any rights represented thereby (including rights with respect to calls, conversions, exchanges, maturities, or tenders); provided, however, that Agent may, at its option, do so, and any and all expenses incurred in connection therewith shall be for the account of Pledgor.

5.       VOTING RIGHTS; DIVIDENDS; ETC.

                  During the term of this Agreement, and as long as no Event of Default has occurred and is continuing:

                  5.1 Voting Rights. Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to any of the Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with the terms of this Agreement, the Loan Agreement or any other instrument or agreement referred to therein or herein, or which could have the effect of impairing the value of the Collateral or any part thereof or the position or interest of Agent therein.

                  5.2 Dividends. Pledgor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Shares (but only to the extent that such distribution is permitted under the Loan and Security Agreement); provided, however, that any and all:

                           (a)      dividends and distributions paid or payable
other than in cash in respect of, and any and all additional shares or instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Shares;

                           (b)      dividends and distributions paid or payable
in cash in respect of any Shares in connection with a partial or total liquidation or dissolution, merger, consolidation or reorganization of any Corporation; and

                           (c)      cash paid with respect to, payable, or
otherwise distributed on redemption of, or in exchange for, any Shares, shall be forthwith delivered to Agent to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Agent and Lenders, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Agent as Collateral in the same form as so received (with any necessary endorsement), and, if deemed appropriate by Agent, Pledgor shall take such actions, including the actions described in Section 2, as Agent may require.

                  5.3 Proxy Statements. Agent shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purposes of enabling Pledgor to exercise those voting and other rights that Pledgor is entitled


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to exercise pursuant to Section 5.1 above and to receive those dividends or distributions that Pledgor is authorized to receive and retain pursuant to
Section 5.2.

                  5.4 Event of Default. If an Event of Default shall have occurred and be continuing: (i) all rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5.1 and to receive the dividends and distributions that they would otherwise be autho-rized to receive and retain pursuant to Section 5.2 shall, at Agent's option, cease, and all such rights shall, at Agent's option, thereupon become vested in Agent for the ratable benefit of Lenders, so long as an Event of Default shall continue, and Agent shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments, (ii) any payments received Pledgor contrary to the provisions of this Section 5.4 shall be held in trust by Pledgor for the benefit of Agent and Lenders, shall be segregated from other funds of Pledgor, and shall be promptly paid over to Agent in the same form as so received (with any necessary endorsement), and (iii) Agent shall have the right, pursuant to the terms of this Section 5.4, to vote all or any part of the Shares (whether or not transferred into the name of the Lender), and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof. PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR, COUPLED WITH AN INTEREST, WITH FULL POWER OF SUBSTITUTION TO DO SO; SUCH PROXY SHALL CONTINUE IN FULL FORCE AND EFFECT AND TERMINATE ONLY UPON THE EARLIER TO OCCUR OF (A) THE INDEFEASIBLE PAYMENT IN FULL OF THE SECURED OBLIGATIONS, AND (B) 10 YEARS FROM THE DATE HEREOF. AGENT AGREES NOT TO EXERCISE SUCH PROXY OR TO EXERCISE SUCH POWERS AS ATTORNEY-IN-FACT UNLESS AT SUCH TIME THERE SHALL BE CONTINUING AN EVENT OF DEFAULT.

6.       REPRESENTATIONS, WARRANTIES, AND COVENANTS.

                  Pledgor warrants, represents, and covenants that:

                  6.1 Incorporation. Pledgor is a corporation duly organized, validly existing and in good standing under the laws of Colorado.

                  6.2 No Conflict. The execution, delivery and performance by Pledgor of this Agreement are within Pledgor's powers, are not in conflict with the terms of the Articles of Incorporation or Bylaws or other organizational agreement or instrument of Pledgor, and will not result in a breach of or constitute a default under any material contract, obligation, indenture or other instrument to which Pledgor is a party or by which Pledgor is bound or any material law, rule, regulation, judgment, decree or order of any court or governmental authority binding on Pledgor.

                  6.3 Actions. Pledgor has taken all corporate action necessary to authorize the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby. Upon its execution and delivery in accordance with the terms hereof, this Agreement will constitute legal, valid, and binding obligations of Pledgor, enforceable against Pledgor in accordance


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with its terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

                  6.4 Ownership of Collateral. Pledgor is the sole legal and beneficial owner of the Collateral and has the right to pledge and grant a security interest in or otherwise transfer such Collateral free of any encumbrances or rights of third parties.

                  6.5 Liens and Encumbrances. All of the Collateral is and shall remain free from all liens, claims, encumbrances, and purchase-money or other security interests except for the security interest created by this Agreement. Pledgor shall not, without Agent's prior written consent, sell, assign (by operation of law or otherwise), or otherwise dispose of any of the Collateral.

                  6.6 Perfection. The execution and delivery of this Agreement, and the delivery to Agent of the Shares, creates a valid, perfected, and first-priority security interest in the Collateral in favor of Agent on behalf Lenders, and, after such delivery, all actions necessary to such perfection will have been duly taken.

                  6.7 Governmental Authority. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regula-tory body is required: (a) for the grant by Pledgor of the security interest granted hereby or for the execution, delivery, or performance of this Agreement by Pledgor; (b) for the perfection of or exercise by Agent of its rights and remedies hereunder (except as may have been taken by or at the direction of Pledgor or as may be required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally); or (c) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally). The pledge of the Collateral pursuant to this Agreement, does not violate Regulations T, U, or X of the Board of Governors of the Federal Reserve System.

                  6.8 Outstanding Shares. Each Corporation presently has issued and outstanding the number of shares of capital stock listed on Schedule A hereto, of which Pledgor owns the percentages thereof listed on such Schedule;

                  6.9 Options. There are no presently existing Options. Except as set forth on Schedule B there are no presently existing stock subscription warrants, stock options, or other rights to purchase any Corporation's capital stock, in favor of any party including the Pledgor; and the options described on Schedule B may not be exercised during the term of this Agreement.

                  6.10 Shares Validly Issued. All of the issued and outstanding Shares have been duly and validly issued by the respective Corporations, and they are fully paid and nonassessable.

                  6.11 Potential Changes Affecting Collateral. Pledgor has made their own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers, and voting rights), and Pledgor agrees that


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Agent shall not have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

                  6.12 Additional Capital Stock. Pledgor will not permit any Corporation to issue additional capital stock or any Options, warrants, or other rights to acquire such capital stock without the prior written consent of Agent.

         7.       SHARE ADJUSTMENTS.

                  In the event that during the term of this Agreement, any reclassification, readjustment, or other change is declared or made in the capital structure of any Corporation, or any Option is exercised, all new substituted and additional shares, options, or other securities, issued or issuable to Pledgor by reason of any such change or exercise shall be delivered to and held by Agent under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

         8.       OPTIONS.

                  In the event that during the term of this Agreement, Options shall be issued or exercised in connection with the Collateral, such Options acquired by Pledgor shall be immediately assigned by Pledgor to Agent, and all new shares or other securities so acquired by Pledgor shall also be immediately assigned to Agent to be held under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

         9.       CONSENT.

                  Pledgor hereby consents that, from time to time, before or after the occurrence or existence of any Event of Default with or without notice to or assent from Pledgor, any other security at any time held by or available to Agent for any of the Obligations or any other security at any time held by or available to Agent of any other person, firm, or corporation secondarily or otherwise liable for any of the Obligations, may be exchanged, surrendered, or released and any of the Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, or released, in whole or in part, as Agent may see fit. Pledgor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver, or inaction, or extension of further credit.

         10.      EVENT OF DEFAULT.

                  The occurrence of an Event of Default under, and as defined in, the Loan Agreement shall constitute an event of default ("Event of Default") under this Agreement.

         11.      REMEDIES UPON DEFAULT.

                  During the continuance of an Event of Default, Agent shall have, in addition to any other rights given by law or in this Agreement, in the Loan and Security Agreement, or in any other Loan Document, all of the rights and remedies with respect to the Collateral of a secured party under


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the UCC, and also shall have, without limitation, the following rights, which
Pledgor hereby agrees to be commercially reasonable:

                  11.1 Public or Private Sale. At any time or from time to time, Agent, for the ratable benefit of Lenders, may sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, in one (1) or more sales or lots, without demand of performance, or advertisement, for cash, on credit, or for other proper-ty, for immediate or future delivery without any assump-tion of credit risk, and for such price or prices and on such terms as Agent in its absolute discretion may deem commercially reasonable. Agent shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has therefor been given. Pledgor hereby waives any other requirement of notice, demand, or advertisement for sale, to the extent permitted by law. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise. Agent shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall Agent be under any obligation to take any action whatsoever with regard thereto.

                  11.2 Commercially Reasonable. Any sale of the Collateral conducted in conformity with reasonable commercial practices of financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to Pledgor, pursuant to the notice provision in the Loan and Security Agreement, at least five (5) calendar days before the time of the sale or disposition. Any other requirement of notice, demand, or advertisement for sale, is, to the extent permitted by law, waived.

                  11.3 Purchase by the Lender at Public Sale. Agent may, in its name, or in the name of a designee or nominee, buy any of the Collateral at any public sale of the Collateral. Agent shall have the right to execute any document or form, in its name or in the name of any Borrower, that may be necessary or desirable in connection with such sale of the Collateral.

                  11.4 Applicable Securities Laws. Should Agent reasonably deter-mine that, prior to any public offering of any of the Collateral, such securities should be regis-tered under the '33 Act and/or registered or qualified under any other federal or state law, and that such registration and/or qualification is not practical, Pledgor agrees that it will be commercially reasonable if a private sale is arranged even though the sales price estab-lished and/or obtained may be substantially less than the price that would be obtained pursuant to a public offering. In connection with any such private sale, Agent may from time to time attempt to sell all or any part of the Collateral by a private placement, restricting bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for dis-tri-bution. In so doing, Agent may solicit offers to buy the Collateral, or any part of it for cash, from a limited number of investors deemed by Agent, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral. Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the '33 Act or similar law, or under applicable state securities laws. Without limiting the


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generality of the foregoing, the provisions of this Section would apply if, for example, Agent were to place all or any part of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Collateral for its own account, or if Agent placed all or any part of the Collateral privately with a purchaser or purchasers.

         12.      INDEFEASIBLE PAYMENT

                  The Obligations shall not be considered indefeasibly paid for purposes of this Agreement unless and until all payments to Agent for the ratable benefit of the Lenders are no longer subject to any right on the part of any Person, including Pledgor, Pledgor as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Pledgor or any of Pledgor's Assets, to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, any portion of such payments to Agent is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made.

         13.      AGENT AS PLEDGOR'S ATTORNEY-IN-FACT.

                  Pledgor irrevocably appoints Agent as Pledgor's attorney-in-fact, with full authority in the place and stead and name of Pledgor, from time to time at the Agent's discretion, to take any action and to execute any instrument which the Agent may, in accordance with the provisions of the Loan Documents or this Agreement, require as necessary or advisable to accomplish the purposes of this Agreement. Pledgor ratifies and approves all acts of such attorney. Agent will not be liable for any acts or omissions or for any error of judgment or mistake of fact or law except to the extent that such act or omission constituted the gross negligence or wilful misconduct of Agent, or its officers, directors, employees or agents. This power, being coupled with an interest, is irrevocable until the commitments under this Agreement and the Loan and Security Agreement have been terminated, all Letters of Credit have expired or terminated, and the payment and performance in full of all non-contingent Obligations. Agent agrees not to exercise such power unless at such time there shall be continuing an Event of Default, but such limitation does not limit the effectiveness thereof.

         14.      GENERAL PROVISIONS.

                  14.1 Effectiveness of this Agreement. This Agreement shall be binding and deemed effective when executed by Pledgor and accepted and executed by Agent.

 . The enumeration herein of the Agent's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that Agent may have under the UCC or other applicable law. Agent shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. Agent may, without limitation, proceed directly against Pledgor to collect the Obligations without any prior recourse to the Collateral.


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 . No act, failure or delay by Agent shall constitute a waiver of any rights and remedies. No single or partial waiver by Agent of any provision of this Agreement, the Loan and Security Agreement, or any other Loan Document, or of breach or default hereunder or thereunder, or of any right or remedy which Agent may have, shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy of a future occasion. No waiver by Agent shall affect its rights to require strict performance of this Agreement.

 . If any provision of this Agreement shall be prohibited or invalid, under applicable law, it shall be effective only to such extent, without invalidating the remainder of this Agreement.

 . This Agreement shall be deemed to have been made in the State of New York and shall be governed by and interpreted in accordance with the laws of such state, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

 . Pledgor agrees that, in addition to any other courts that may have jurisdiction under applicable laws or rules, any action or proceeding to enforce or arising out of this Agreement or any of the Loan Documents may be commenced in New York, and Pledgor consent and submit in advance to such jurisdiction and agrees that venue will be proper in such courts on any such matter. The choice of forum set forth in this section shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Agreement to enforce the same, in any appropriate jurisdiction.

  PLEDGOR HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN PLEDGOR AND AGENT. PLEDGOR CONFIRM THAT THE FOREGOING WAIVER IS INFORMED AND FREELY MADE.

                  14.8     [Intentionally Deleted.]

 . All of Pledgor's representations and warranties contained in this Agreement shall survive the execution, delivery and acceptance thereof by the parties, notwithstanding any investigation by Agent, the Lenders or any of their respective agents.

 . Except as otherwise provided herein, all notices, demands, and requests that either party is required or elects to give to the other shall be in writing (including facsimile communication), and shall be delivered pursuant to the terms of Section 15.8 of the Loan and Security Agreement.

 . Unless otherwise expressly provided herein, Pledgor waives presentment, protest, and notice of demand or dishonor and protest as to any instrument, as well as any and all other notices to which


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it might otherwise be entitled. No notice to or demand on Pledgor which Agent may elect to give shall entitle Pledgor to any or further notice or demand in the same, similar or other circumstances.

 . The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and assigns of the parties hereto; provided, however, that no interest herein may be assigned by Pledgor without the prior written consent of Agent. The rights and benefits of Agent hereunder shall, if Agent so agrees, inure to any party acquiring any interest in the Obligations or any part thereof.

 . This Agreement is intended by Pledgor and Agent to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties. No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made, except by a written agreement signed by Pledgor and Agent.

                  14.15 Ambiguities. To the extent permitted by applicable law, neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved using any presumption against either Pledgor or Agent, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by Pledgor and Agent and their respective counsel. To the extent permitted by applicable law, in case of any ambiguity or uncertainty, this Agreement shall be construed and interpreted according to the ordinary meaning of the words used to accomplish fairly the purposes and intentions of all parties hereto.

 . This Agreement may be executed in any number of counterparts, and by Agent and Pledgor in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

 . The captions contained in this Agreement are for convenience only, are without substantive meaning and should not be construed to modify, enlarge or restrict any provision.

 . After termination of all commitments under the Loan and Security Agreement, the expiration or termination of all Letters of Credit, and the payment and performance in full of all non-contingent Obligations, Agent shall execute and deliver to Pledgor a termination of all of the security interests granted by Pledgor hereunder and, to the extent they have been delivered to Agent and not disposed of in accordance with this Agreement, certificates evidencing the Shares.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                     "Agent"

                                     BANK OF AMERICA, N.A.,
                                     as Agent and Lender


                                     By:
                                          Name:
                                          Title:


                                     "Pledgor"

                                     EFTC CORPORATION,
                                     a Colorado corporation

                                     By:    /s/ Jack Calderon
                                     Name:  Jack Calderon
                                     Title: Chief Executive Officer



                                   SCHEDULE A
           Pledgor                          Issuer                Stock Certificate        Number of Shares
                                                                        Number
-----------------------------------------------------------------------------------------------------------------
EFTC Corporation             Current Electronics, Inc.                      1                   1,000
                             (certificate is for stock of
                             "Current Merger Corp.", which
                             merged with Current
                             Electronics, Inc.)

EFTC Corporation             Circuit Test, Inc.                             1                   1,000

EFTC Corporation             CTLLC Acquisition Corp.                        1                   1,000

EFTC Corporation             RM Electronics, Inc. (doing                    1                   1,000
                             business as Personal
                             Electronics)